EXHIBIT 10.17


                             Kirlin Securities, Inc.
                              Kirlin Holding Corp.
                              6901 Jericho Turnpike
                             Syosset, New York 11791


                                                     As of August 29, 2001



M.S. Farrell & Co., Inc.
67 Wall Street
New York, New York  10005

         Re: Agreement, dated April 3, 2001, among M.S. Farrell & Co., Inc. ("Seller"), Kirlin Securities, Inc. ("Buyer"), Kirlin Holding Corp. and the other parties set forth on the signature page thereto ("Purchase Agreement")
                  --------------------------------------------------------------

Ladies and Gentlemen:

          Reference is made to the above-referenced Purchase Agreement. This letter will confirm our mutual agreement with respect to the modification of certain of the terms thereof as expressly set forth herein.

          1. Notwithstanding Section 1.2 of the Purchase Agreement, with respect to the lease for offices maintained by Seller in New York, New York ("New York Lease"), Seller shall not assign to Buyer, and Buyer shall not assume the obligations of Seller under, the New York Lease nor shall Buyer remit to Seller an amount equal to any and all security deposits under the New York Lease (which deposits shall remain the property of Seller); provided, however, that Buyer agrees to remit to Seller the monthly rental payments provided for under the New York Lease for the duration of the present term of the New York Lease.

          2. Notwithstanding Section 1.3 of the Purchase Agreement, with respect to the Equipment Leases, Seller shall not assign to Buyer, and Buyer shall not assume the obligations of Seller under, the Equipment Leases; provided, however, that Seller agrees to permit Buyer to use the equipment under the Equipment Leases and Buyer agrees to remit to Seller the monthly rental payments provided for under the Equipment Leases for the duration of the present terms of each of the Equipment Leases.

          3. Except as expressly agreed herein, the Purchase Agreement shall remain in full force and effect.

          If the foregoing is accurate, please confirm your agreement by countersigning this letter. Very truly yours,

KIRLIN HOLDING CORP.                        KIRLIN SECURITIES, INC.

    /s/ David O. Lindner                       /s/ Anthony J. Kirincic
By:_______________________________          By:_______________________________
    David O. Lindner, Chairman                 Anthony J. Kirincic, President

Agreed and confirmed:

M.S. FARRELL & CO., INC.

     /s/ Thomas A. Gallo
By: _______________________________
         Thomas A. Gallo, CEO

M.S. FARRELL HOLDINGS, INC.

    /s/ Thomas A. Gallo
By:_________________________________
         Thomas A. Gallo, CEO

Certain Stockholders of M.S. Farrell Holdings, Inc.:

/s/ Albert A. Auer
------------------------------------
Albert A. Auer

/s/ Thomas A. Gallo
------------------------------------
Thomas A. Gallo

/s/ Douglas F. Gass
------------------------------------
 Douglas F. Gass

/s/ James Giglio
------------------------------------
James Giglio

/s/ Keith Schacker
------------------------------------
Keith Schacker

/s/ Martin F. Schacker
------------------------------------
Martin F. Schacker

/s/ Brendan C. Rempel
------------------------------------
 Brendan C. Rempel

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